Money

[Photo of Ken Heebner, CGM Focus]

CGM FOCUS
MANAGER: KEN HEEBNER

[graphic omitted] Heebner's best-known fund CGM Capital Development -- is closed to new investors, but you can still get his maverick stock picking through this newer offering.

THREE-YEAR RETURN: N.A.

CGM REALTY
MANAGER: KEN HEEBNER

[graphic omitted] All real estate, all the time - and all in Heebner's favorite two dozen property stocks. "REITs are a great buy in today's market," says Heebner. "I think people should sell their index funds and buy REITs." A good way to get real estate exposure, as long as you can tolerate the volatility. THREE-YEAR RETURN: 28.7%

THE NONCONFORMIST

To understand Ken Heebner, think Errol Flynn: a swashbuckling adventurer who lives by his own rules and laughs at danger. In an era when most managers hew to narrow styles, Heebner follows his instincts wherever they lead, sometimes trading more than a quarter of his portfolio in a matter of weeks. He moves quickly -- "I'm prepared to make a decision in an hour" -- basing his buys on anything from a tidbit of industry news to his feel for major economic trends. In 1995, when he got wind of suddenly rising microchip prices, Heebner grabbed several million shares of Micron Technology in a few days. In 1994, he loaded up on long-term bonds and financial stocks because he expected interest rates to head down. Okay, so that time he struck out. His CGM Capital Development (closed to new investors since 1969) lost 23% that year. His long-term record, however, is superb: The fund ranks in the top 1% of its category for the past 10 years. Meanwhile, Heebner's CGM Realty -- one of two real estate funds on our list -- has outpaced 95% of its peers over the past three years.

   In CGM Focus, Heebner has designed the perfect vehicle for his freewheeling style. Heebner plans to carry only about 25 stocks, each for an average of as little as four months; he may borrow money to leverage the portfolio and can even sell short. There's no guarantee, of course, that Focus will match the awe-inspiring long-term gains of his other funds. But it's a good bet that Heebner will try to make money in ways most other managers wouldn't dare -- fans or critics be damned.

                  REPRINTED FROM THE JUNE 1998 ISSUE OF MONEY
         (C) 1998 Time Inc. All rights reserved. Money is a registered trademark of Time Inc.

-------------------------------------------------------------------------------
This material is furnished by CGM Funds. It is authorized for distribution to prospective investors when it is preceded or accompanied by a current prospectus of CGM Focus Fund or CGM Realty Fund. It is not an offer to sell nor a solicitation of an offer to buy any other fund or security described in this article.

The average annual total returns of CGM Capital Development Fund for the one, five, ten, and fifteen year periods ended March 31, 1998, are 36.49%, 18.70%, 22.13% and 19.69% respectively. CGM Capital Development Fund is closed to new investors. The 30-day yield of CGM Realty Fund at March 31, 1998 was 4.6%. The average annual total return of CGM Realty Fund for the three-year and one-year periods ended March 31, 1998 are 28.7% and 19.4%, and from inception May 13, 1994 through March 31, 1998 is 21.8%. CGM agreed to limit its fees and, if necessary, bear certain expenses so that the expenses of CGM Realty Fund did not exceed 1% through December 31, 1997. If such limitations were not in place, the average annual total return through March 31, 1998 would have been lower.

The composition of CGM fund portfolios can change dramatically from time to time and there can be no assurance the securities mentioned in this article may presently or at any time in the future be included in CGM fund portfolios.

This information represents past performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. If you would like to receive a copy of the current prospectus of any CGM Fund (other than CGM Capital Development Fund which is closed to new investors), or if you need additional copies of a CGM Fund prospectus, please call or write CGM Funds at the address below. Each Fund's prospectus contains more complete information on management fees, charges, and expenses. Please read it carefully before you invest or send money.

THE CGM FUNDS
POST OFFICE BOX 449
BOSTON, MA 02117
1-800-345-4048
MMAG 3/98

-------------------------------------------------------------------------------